EXHIBIT 10.2

MARINUS PHARMACEUTICALS, INC.

FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT

Marinus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby grants the following stock option pursuant to its 2005 Stock Option and Incentive Plan.  The terms and conditions attached hereto are also a part hereof.

Name of optionee (the “Optionee”):

Date of this option grant:

Number of shares of the Company’s Common Stock subject to this option (“Shares”):

Option exercise price per share:

Number, if any, of Shares that may be purchased on or after the grant date:

Shares that are subject to vesting schedule:

Vesting Start Date:

Vesting Schedule:

The date of this option grant, as first written above:

One calendar year from the Vesting Start Date (the “Anniversary Date”):

All vesting is dependent on the continuation of a Business Relationship with the Company, as provided herein.

Payment alternatives:	Section 7(a) (i) - (iii)

This option satisfies in full all commitments that the Company has heretofore made to the Optionee with respect to the issuance of stock, stock options or other equity securities.

MARINUS PHARMACEUTICALS,
INC.

Signature of Optionee	By:
Name of Officer:
Title:

Street Address

City/State/Zip Code

MARINUS PHARMACEUTICALS, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT — INCORPORATED TERMS AND CONDITIONS

1.             Grant Under Plan.  This option is granted pursuant to and is governed by the Company’s 2005 Stock Option and Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein without definition shall have the same meaning as in the Plan.

2.             Grant as Non-Qualified Stock Option.  This option shall be treated for federal income tax purposes as a Non-Qualified Option (rather than an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”)).

3.             Vesting of Option.

(a)           Vesting if Business Relationship Continues.  The Optionee may exercise this option on or after the date of this option grant for the number of Shares, if any, set forth on the cover page hereof.  If the Optionee has continuously maintained a Business Relationship (as defined below) with the Company through the dates listed on the vesting schedule set forth on the cover page hereof, the Optionee may exercise this option for the additional number of Shares that become exercisable upon the applicable vesting date.  Notwithstanding the foregoing, the Board may, in its discretion, accelerate the date that any installment of this option becomes exercisable.  The foregoing rights are cumulative and may be exercised only before the date which is ten years from the date of this option grant.

(b)           Accelerated Vesting Due to Acquisition.  In the event an Acquisition (as defined below) that is not a Private Transaction (as defined below) occurs while the Optionee maintains a Business Relationship with the Company and this option has not fully vested, this option shall become exercisable for an additional one-half of the number of Shares which are then not vested, such vesting to occur immediately prior to the closing of the Acquisition, with vesting to continue after such closing at one-half the rate/number set forth on the cover page as to the remainder of the Shares subject to vesting and on the same vesting dates, provided that the Optionee continuously maintains a Business Relationship with the Company or its successor through the applicable vesting dates.  If within twelve months of the closing of the Acquisition, the Optionee terminates his or her Business Relationship for Good Reason (as defined below) or the Company or the acquiror terminates the Business Relationship without Cause (as defined below), then immediately upon such termination date this option shall become exercisable as to all remaining Shares, and this option shall expire (may no longer be exercised) after the passage of three months from the date of termination, but in no event later than the scheduled expiration date.

(c)           Definitions.  The following definitions shall apply:

“Acquisition” means (i) the sale of the Company by merger in which the shareholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (ii) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (iii) any other acquisition of the business of the Company, as determined by the Board.

“Business Relationship” means service to the Company, any of its Subsidiaries, or their successors in the capacity of an employee, officer, director, consultant or advisor.

“Cause” means: (i) the Optionee’s substantial and continuing failure, as determined by the Board of Directors in good faith, to carry out the reasonable instructions of the Board   of Directors, after reasonable notice thereof   and opportunity to cure; (ii) embezzlement or misappropriation of assets or property (tangible or intangible) of the Company; (iii) gross negligence, breach of fiduciary duty to the Company or fraud; (iv) the commission of an act that constitutes unfair competition with the Company or which induces any customer or supplier to breach a contract with the Company; or (v)  conviction of a felony.  For the avoidance of doubt, “Cause” shall not mean a failure to achieve scientific goals, financial goals or forecasted timelines.

“Good Reason” means: (i) a material reduction in the responsibilities or title of the Optionee; (ii) a material reduction by the Company in the Optionee’s annual base salary; or (iii) a relocation of the Company’s business greater than 50 miles from its current location.

“Private Transaction” means any Acquisition where the consideration received or retained by the holders of the then outstanding capital stock of the Company does not consist of (i) cash or cash equivalent consideration, (ii) securities which are registered under the Securities Act and/or (iii) securities for which the Company or any other issuer thereof has agreed, including pursuant to a demand, to file a registration statement within ninety (90) days of completion of the transaction for resale to the public pursuant to the Securities Act.

4.             Termination of Business Relationship.

(a)           Termination.  If the Optionee’s Business Relationship ceases, voluntarily or  involuntarily, with or without Cause, no further installments of this option shall become exercisable, and this option shall expire (may no longer be exercised) after the passage of three months from the date of termination, but in no event later than the scheduled expiration date.  Any determination under this agreement as to the status of a Business Relationship or other matters referred to above shall be made in good faith by the Board of Directors of the Company.

(b)           Employment Status.  For purposes hereof, with respect to employees of the Company or its Subsidiaries, employment shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company, or applicable Subsidiary, and if such written approval contractually obligates the Company, or applicable Subsidiary, to continue the employment of the Optionee after the approved period of absence; in the event of such an approved leave of absence, vesting of this option shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the written approval of the Company, or applicable Subsidiary, of the leave of absence.  For purposes hereof, a termination of employment followed by another Business Relationship shall be deemed a termination of the Business Relationship with all vesting to cease

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unless the Company enters into a written agreement related to such other Business Relationship in which it is specifically stated that there is no termination of the Business Relationship under this agreement.  This option shall not be affected by any change of employment within or among the Company and its Subsidiaries so long as the Optionee continuously remains an employee of the Company or any Subsidiary.

(c)           Termination for Cause.  If the Business Relationship of the Optionee is terminated for Cause, this option may no longer be exercised from and after the Optionee’s receipt of written notice of such termination.

5.             Death; Disability.

(a)           Death.  Upon the death of the Optionee while the Optionee is maintaining a Business Relationship with the Company, this option may be exercised, to the extent otherwise exercisable on the date of the Optionee’s death, by the Optionee’s estate, personal representative or beneficiary to whom this option has been transferred pursuant to Section 10, only at any time within 180 days after the date of death, but not later than the scheduled expiration date.

(b)           Disability.  If the Optionee ceases to maintain a Business Relationship with the Company by reason of his or her disability, this option may be exercised, to the extent otherwise exercisable on the date of cessation of the Business Relationship, only at any time within 180 days after such cessation of the Business Relationship, but not later than the scheduled expiration date.  For purposes hereof, “disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code.

6.             Partial Exercise.  This option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a Share.

7.             Payment of Exercise Price.

(a)           Payment  Options.  The  exercise price shall be paid by one or any combination of the following forms of payment that are applicable to this option, as indicated on the cover page hereof:

(i)            by check payable to the order of the Company; or

(ii)           delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Optionee to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(iii)          subject to Section 7(b) below, if the Common Stock is then traded on a national securities exchange or on the Nasdaq National Market (or successor trading system), by delivery of shares of Common Stock having a fair market value equal as of the date of exercise to the exercise price.

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In the case of (iii) above, fair market value as of the date of exercise shall be determined as of the last business day for which such prices or quotes are available prior to the date of exercise and shall mean (i) the last reported sale price (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market (or successor trading system), if the Common Stock is not then traded on a national securities exchange.

(b)           Limitations on Payment by Delivery of Common Stock.  If Section 7(a)(iii) is applicable, and if the Optionee delivers Common Stock held by the Optionee (“Old Stock”) to the Company in full or partial payment of the exercise price and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Optionee and the Company, an equivalent number of Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Optionee paid for the Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this agreement.  Notwithstanding the foregoing, the Optionee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Optionee free of any substantial risk of forfeiture for at least six months.

8.             Securities Laws Restrictions on Resale.  Until registered under the Securities Act of 1933, as amended, or any successor statute (the “Securities Act”), the Shares will be illiquid and will be deemed to be “restricted securities” for purposes of the Securities Act.  Accordingly, such Shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom and may need to be held indefinitely.  Unless the Shares have been registered under the Securities Act, each certificate evidencing any of the Shares shall bear a restrictive legend specified by the Company.

9.             Method of Exercising Option.  Subject to the terms and conditions of this agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate.  Such notice shall state the election to exercise this option and the number of Shares for which it is being exercised and shall be signed by the person or persons so exercising this option.  Such notice shall be accompanied by payment of the full exercise price of such Shares, and the Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received.  Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship).  In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

10.          Option Not Transferable.  This option is not transferable or assignable except by will or by the laws of descent and distribution.  During the Optionee’s lifetime only the Optionee can exercise this option.

11.          No Obligation to Exercise Option.  The grant and acceptance of this option imposes no obligation on the Optionee to exercise it.

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12.          No Obligation to Continue Business Relationship.  Neither the Plan, this agreement, nor the grant of this option imposes any obligation on the Company or any of its Subsidiaries to continue the Optionee in employment or other Business Relationship.

13.          Adjustments.  Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made to Shares for dividends or similar rights for which the record date is prior to such date of exercise of such Shares.

14.          Withholding Taxes.  If the Company in its discretion determines that it (or a Subsidiary) is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Optionee hereby agrees that the Company (or applicable Subsidiary) may withhold from the Optionee’s wages or other remuneration the appropriate amount of tax.  At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Optionee on exercise of this option.  The Optionee further agrees that, if the Company (or applicable Subsidiary) does not withhold an amount from the Optionee’s wages or other remuneration sufficient to satisfy the withholding obligation of the Company (or Subsidiary), the Optionee will make reimbursement on demand, in cash, for the amount underwithheld.

15.          Restrictions on Transfer; Company’s Right of First Refusal.

(a)           Exercise of Right.  Shares may not be transferred without the Company’s written consent except by will, by the laws of descent and distribution or in accordance with the further provisions of this Section 15.  If the Optionee desires to transfer all or any part of the Shares to any person other than the Company (an “Offeror”), the Optionee shall:  (i) obtain in writing an irrevocable and unconditional bona fide offer (the “Offer”) for  the purchase thereof from the Offeror; and  (ii) give written notice (the “Option Notice”) to the Company setting forth the Optionee’s desire to transfer such Shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Shares (the “Offered Shares”) specified in the Option Notice, such option to be exercisable by giving, within 15 days after receipt of the Option Notice, a written counter-notice to the Optionee.  If the Company elects to purchase all of such Offered Shares, it shall be obligated to purchase, and the Optionee shall be obligated to sell to the Company or its assignee, such Offered Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter- notice.  To the extent that the consideration proposed to be paid by the Offeror for the Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company may consist of cash equal to the fair market value of such property, as determined in good faith by the Board of the Company.

(b)           Sale of  Shares to Offeror.  The Optionee may, for 60 days after the expiration of the 30-day option period as set forth in Section 15(a), sell to the Offeror, pursuant to the terms of the Offer, all of such Offered Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Optionee shall not sell such Shares to such Offeror if such Offeror is a competitor of the Company and

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the Company gives written notice to the Optionee, within 30 days of its receipt of the Option Notice, stating that the Optionee shall not sell his or her Shares to such Offeror; and provided, further, that prior to the sale of such Shares to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to the restrictions set forth in this Section 15.  If any or all of such Shares are not sold pursuant to an Offer within the time permitted above, the unsold Shares shall remain subject to the terms of this Section 15.

(c)           Failure to Deliver Shares.  If the Optionee (or his or her legal representative) who has become obligated to sell Shares hereunder shall fail to deliver such Shares to the Company in accordance with the terms of this agreement, the Company may, at its option, in addition to all other remedies it may have, mail to the Optionee the exercise price for such Shares as is herein specified.  Thereupon, the Company: (i) shall cancel on its books the certificate or certificates representing such Shares to be sold; and (ii) shall issue, in lieu thereof, a new certificate or certificates in the name of the Company representing such Shares (or cancel such Shares), and thereupon all of such Optionee’s rights in and to such Shares shall terminate.

(d)           Expiration of Company’s Right of First Refusal and Transfer Restrictions.  The first refusal rights of the Company and the transfer restrictions set forth in this Section 15 shall expire as to Shares on the earliest to occur of (i) the tenth anniversary of the date of this agreement, (ii) immediately prior to the closing of a public offering of Common Stock by the Company pursuant to an effective registration statement filed under the Securities Act, or (iii) the occurrence of an Acquisition that is not a Private Transaction.  In addition, if the Company and the Optionee are parties to an agreement containing first refusal provisions similar to the foregoing, the terms and conditions of such other agreement shall govern and shall take precedence over the provisions of this Section 15.

16.          Company’s Right of Repurchase for Shares.

(a)           Right of Repurchase.  The Company shall have the assignable right (the “Repurchase Right”) to repurchase from the Optionee all, but not less than all, of the Shares upon the occurrence of any of the events specified in Section 16(b) below (the “Repurchase  Event”).  The Repurchase Right may be exercised within 3 months following the date the Company receives actual knowledge of such event (the “Repurchase Period”).  The Repurchase Right shall be exercised by the Company by giving the holder written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, and, together with such notice, tendering to the holder an amount (the “Repurchase Price”) equal to the lesser of the purchase price or the fair market value of the Shares.  Upon timely exercise of the Repurchase Right in the manner provided in this Section 16(a), the holder shall deliver to the Company or its assignee the stock certificate or certificates representing the shares being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances.

If Shares are not purchased under the Repurchase Right, the Optionee and his or her successor in interest, if any, will hold any such Shares subject to all of the provisions of this agreement.

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(b)           Company’s Right to Exercise Repurchase Right.  The Company or its assignee shall have the Repurchase Right in the event that any of the following events shall occur:

(i)            The termination of the Optionee’s Business Relationship for Cause (as defined in Section 3(c) hereof); or

(ii)           Within one year of the termination of the Optionee’s Business Relationship with the Company for any reason whatsoever, the engagement by the Optionee, directly or indirectly, alone or with others, in (a) any business activity which is in competition with the Company; (b) the solicitation of, interference with or endeavor to entice away any employee of the Company; or (c) the breach of any confidentiality agreement with the Company.

(c)           Determination of Fair Market Value.  The fair market value of the Shares shall be, for purposes of this Section 16, determined by the Board in its sole discretion as of the date of the Repurchase Event.  Should Optionee disagree with the Board’s determination of the fair market value (the “Board Determination”), Optionee shall notify the Board in writing (the “Dispute Notification”) that Optionee wishes to dispute the determination.  If the dispute is not resolved between the Board and the Optionee within 15 days of receipt of the Dispute Notification, then the Board shall appoint a third-party expert in valuing companies that are comparable to the Company to conduct a determination of the fair market value (the “Third Party Determination”).  The Third Party Determination shall be conclusive and binding upon the Board and the Optionee.  If the Third Party Determination is within ten percent of the Board Determination, then the Optionee shall bear the costs incurred in obtaining the Third Party Determination.  Should the Third Party Determination differ from the Board Determination by ten percent or more, the Company shall bear such costs.

(d)           Repurchase Procedure.  Any repurchase of Shares by the Company shall take place at the principal executive offices of the Company at the time and date set by the Company.  Such sale shall be effected by the Optionee’s delivery to the Company of a certificate or certificates evidencing the repurchased Shares, duly endorsed for transfer to the Company, against payment to the Optionee by the Company of the Repurchase Price by check for the repurchased Shares (which check may be delivered by mail) or by cancellation of indebtedness owed to the Company by the Optionee.  Upon the mailing of a check in payment of the Repurchase Price in accordance with the terms hereof or cancellation of indebtedness as aforesaid, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

(e)           Expiration of Company’s Repurchase Right:  The  Repurchase Right shall remain in effect until such time, if ever, as the Shares are transferred in accordance with Section 15 hereof.

17.          Consequences of an Acquisition.  In connection with the consummation of an Acquisition, the Board of Directors of the Company or the board of directors of the surviving or acquiring entity (as used in this Section 17, also the “Board”), shall make appropriate provision for the continuation of this option by the Company or the assumption of this option by the

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surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to this option either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities or other consideration as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to this option immediately preceding the Acquisition. In addition to or in lieu of the foregoing, the Board may, upon written notice to the Optionee, provide that this option must be exercised, in whole or in part, within a specified number of days of the date of such notice, at the end of which period this option shall terminate, or provide that this option, in whole or in part, shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the shares subject to this option over the exercise price thereof; provided, however, that before terminating any portion of this option that is not vested or exercisable (other than in exchange for a cash payment), the Board must first accelerate in full the exercisability of the portion that is to be terminated.  Unless otherwise determined by the Board, any repurchase rights or other rights of the Company that relate to this option shall continue to apply to consideration, including cash, that has been substituted, assumed or amended for this option pursuant to this paragraph.  The Company may hold in escrow all or any portion of any such consideration in order to effectuate any continuing restrictions.

18.          Early Disposition.  The Optionee agrees to notify the Company in writing immediately after the Optionee transfers any Shares, if such transfer occurs on or before the later of (a) the date that is two years after the date of this agreement or (b) the date that is one year after the date on which the Optionee acquired such Shares.  The Optionee also agrees to provide the Company with any information concerning any such transfer required by the Company for tax purposes.

19.          Lock-up Agreement.  The Optionee agrees that in the event that the Company effects an initial underwritten public offering of Common Stock registered under the Securities Act, the Shares may not be sold, offered for sale or otherwise disposed of, directly or indirectly, without the prior written consent of the managing underwriter(s) of the offering, for such period of time after the execution of an underwriting agreement in connection with such offering that all of the Company’s then directors and executive officers agree to be similarly bound.

20.          Arbitration.  Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this agreement or its termination shall be settled by arbitration in the State of Connecticut, pursuant to the rules then obtaining of the American Arbitration Association.  Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

21.          Provision of Documentation to Optionee.  By signing this agreement the Optionee acknowledges receipt of a copy of this agreement and a copy of the Plan.

22.          Miscellaneous.

(a)           Notices.  All notices hereunder shall be in writing and shall be deemed given when sent by mail, if to the Optionee, to the address set forth on the cover page hereof or at the address shown on the records of the Company, and if to the Company, to

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the Company’s principal executive offices, to the attention of the Secretary of the Company.

(b)           Entire Agreement; Modification.  This agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this agreement.  This agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

(c)           Fractional Shares.  If this option becomes exercisable for a fraction of a Share because of the adjustment provisions contained in the Plan, such fraction shall be rounded down.

(d)           Issuances of Securities; Changes in Capital Structure.  Except as expressly provided herein or in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to this option.  No adjustments need be made for dividends paid in cash or in property other than securities of the Company.  If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, spin-off, split-up or other similar change in capitalization or event, the restrictions contained in this agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Shares, except as otherwise determined by the Board.

(e)           Severability.  The invalidity, illegality or unenforceability of any provision of this agreement shall in no way affect the validity, legality or enforceability of any other provision.

(f)            Successors and Assigns.  This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

(g)           Governing Law.  This agreement shall be governed by and interpreted in accordance with the laws of Delaware, without giving effect to the principles of the conflicts of laws thereof.

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MARINUS PHARMACEUTICALS, INC.

Form of Incentive Stock Option Agreement

Marinus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby grants the following stock option pursuant to its 2005 Stock Option and Incentive Plan. The terms and conditions attached hereto are also a part hereof.

Name of optionee (the “Optionee”):

Date of this option grant:

Number of shares of the Company’s Standard Common Stock subject to this option (“Shares”):

Option exercise price per share:	$

Payment alternatives:	Section 7(a) (i) - (iii)

Number, if any, of Shares that may be purchased on or after the grant date:

Shares that are subject to vesting schedule:	100%

Vesting Start Date:

Vesting Schedule:

The date of this option grant, as first written above:	No shares

One calendar year from the Vesting Start Date (the “Anniversary Date”):	25% of the Shares

On the last day of each of the first 35 calendar months after the Anniversary Date:	An additional 2.083% of the Shares

On the last day of the 36th calendar month after the Anniversary Date:	An additional 2.095% of the Shares, such that all Shares subject to this option grant are vested.

All vesting is dependent on the continuation of a Business Relationship with the Company, as provided herein.

This option satisfies in full all commitments that the Company has heretofore made to theOptionee with respect to the issuance of stock, stock options or other equity securities.

MARINUS PHARMACEUTICALS, INC.

By:
Signature of Optionee		Name of Officer:
Title:

Street Address

City/State/Zip Code

MARINUS PHARMACEUTICALS, INC.

INCENTIVE STOCK OPTION AGREEMENT — INCORPORATED  TERMS AND CONDITIONS

1.                                      Grant Under Plan. This option is granted pursuant to and is governed by the Company’s 2005 Stock Option and Incentive Plan, as amended, (the “Plan”) and, unless the context otherwise requires, terms used herein without definition shall have the same meaning as in the Plan.

2.                                      Grant as Incentive Stock Option. This option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”).

3.                                      Vesting.

(a)                                 Vesting if Business Relationship Continues.  The Optionee may exercise this option on or after the date of this option grant for the number of Shares, if any, set forth on the cover page hereof. If the Optionee has continuously maintained a Business Relationship (as defined below) with the Company through the dates listed on the vesting schedule set forth on the cover page hereof, the Optionee may exercise this option for the additional number of Shares that become exercisable upon the applicable vesting date. Notwithstanding the foregoing, the Board may, in its discretion, accelerate the date that any installment of this option becomes exercisable. The foregoing rights are cumulative and may be exercised only before the date which is ten years from the date of this option grant.

(b)                                 Accelerated Vesting Due to Acquisition.  In the event an Acquisition (as defined below) that is not a Private Transaction (as defined below) occurs while the Optionee maintains a Business Relationship with the Company and this option has not fully vested, this option shall become exercisable for an additional one-half of the number of Shares which are then not vested, such vesting to occur immediately prior to the closing of the Acquisition, with vesting to continue after such closing at one-half the rate/number set forth on the cover page as to the remainder of the Shares subject to vesting and on the same vesting dates, provided that the Optionee continuously maintains a Business Relationship with the Company or its successor through the applicable vesting dates. If within twelve months of the closing of the Acquisition, the Optionee terminates his or her Business Relationship for Good Reason (as defined below) or the Company or the acquiror terminates the Business Relationship without Cause (as defined below), then immediately upon such termination date this option shall become exercisable as to all remaining Shares, and this option shall expire (may no longer be exercised) after the passage of three months from the date of termination, but in no event later than the scheduled expiration date.

(c)                                  Definitions. The following definitions shall apply:

“Acquisition” means (i) the sale of the Company by merger in which the shareholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (ii) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (iii) any other acquisition of the business of the Company, as determined by the Board.

“Business Relationship” means service to the Company, any of its Subsidiaries, or their successors in the capacity of an employee, officer, director, consultant or advisor.

“Cause” shall mean: (i) the Optionee’s substantial and continuing failure, as determined by the Board of Directors in good faith, to carry out the reasonable instructions of the Board of Directors, after reasonable notice thereof and opportunity to cure; (ii) embezzlement or misappropriation of assets or property (tangible or intangible) of the Company; (iii) gross negligence, breach of fiduciary duty to the Company or fraud; (iv) the commission of an act that constitutes unfair competition with the Company or which induces any customer or supplier to breach a contract with the Company; or (v)  conviction of a felony. For the avoidance of doubt, “Cause” shall not mean a failure to achieve scientific goals, financial goals or forecasted timelines.

“Good Reason” means: (i) a material reduction in the responsibilities or title of the Optionee; (ii) a material reduction by the Company in the Optionee’s annual base salary; or (iii) a relocation of the Company’s business greater than 50 miles from its current location.

“Private Transaction” means any Acquisition where the consideration received or retained by the holders of the then outstanding capital stock of the Company does not consist of (i) cash or cash equivalent consideration, (ii) securities which are registered under the Securities Act and/or (iii) securities for which the Company or any other issuer thereof has agreed, including pursuant to a demand, to file a registration statement within ninety (90) days of completion of the transaction for resale to the public pursuant to the Securities Act.

4.                                      Termination of Business Relationship.

(a)                                 Termination. If the Optionee’s Business Relationship ceases, voluntarily or involuntarily, with or without Cause, no further installments of this option shall become exercisable, and this option shall expire (may no longer be exercised) after the passage of three months from the date of termination, but in no event later than the scheduled expiration date. Any determination under this agreement as to the status of a Business Relationship or other matters referred to above shall be made in good faith by the Board of Directors of the Company.

(b)                                 Employment Status. For purposes hereof, with respect to employees of the Company or its Subsidiaries, employment shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company, or applicable Subsidiary, and if such written approval contractually obligates the Company, or applicable Subsidiary, to continue the employment of the Optionee after the approved period of absence; in the event of such an approved leave of absence, vesting of this option shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the written approval of the Company, or applicable Subsidiary, of the leave of absence. For purposes hereof, a termination of employment followed by another Business Relationship shall be deemed a termination of the Business Relationship with all vesting to cease unless the Company enters into a written agreement related to such other

Business Relationship in which it is specifically stated that there is no termination of the Business Relationship under this agreement. This option shall not be affected by any change of employment within or among the Company and its Subsidiaries so long as the Optionee continuously remains an employee of the Company or any Subsidiary.

(c)                                  Termination for Cause. If the Business Relationship of the Optionee is terminated for Cause, this option may no longer be exercised from and after the Optionee’s receipt of written notice of such termination.

5.                                      Death; Disability.

(a)                                 Death. Upon the death of the Optionee while the Optionee is maintaining a Business Relationship with the Company, this option may be exercised, to the extent otherwise exercisable on the date of the Optionee’s death, by the Optionee’s estate, personal representative or beneficiary to whom this option has been transferred pursuant to Section 10, only at any time within 180 days after the date of death, but not later than the scheduled expiration date.

(b)                                 Disability. If the Optionee ceases to maintain a Business Relationship with the Company by reason of his or her disability, this option may be exercised, to the extent otherwise exercisable on the date of cessation of the Business Relationship, only at any time within 180 days after such cessation of the Business Relationship, but not later than the scheduled expiration date. For purposes hereof, “disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code.

6.                                      Partial Exercise. This option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a Share.

7.                                      Payment of Exercise Price.

(a)                                 Payment Options. The exercise price shall be paid by one or any combination of the following forms of payment that are applicable to this option, as indicated on the cover page hereof:

(i)                                     by check payable to the order of the Company; or

(ii)                                  delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Optionee to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(iii)                               subject to Section 7(b) below, if the Common Stock is then traded on a national securities exchange or on the Nasdaq National Market (or successor trading system), by delivery of shares of Common Stock having a fair market value equal as of the date of exercise to the exercise price.

In the case of (iii) above, fair market value as of the date of exercise shall be determined as of the last business day for which such prices or quotes are available prior to the date of exercise and shall mean (i) the last reported sale price (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market (or successor trading system), if the Common Stock is not then traded on a national securities exchange.

(b)                                 Limitations on Payment by Delivery of Common Stock.  If Section 7(a)(iii) is applicable, and if the Optionee delivers Common Stock held by the Optionee (“Old Stock”) to the Company in full or partial payment of the exercise price and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Optionee and the Company, an equivalent number of Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Optionee paid for the Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this agreement.  Notwithstanding the foregoing, the Optionee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Optionee free of any substantial risk of forfeiture for at least six months.

8.                                      Securities Laws Restrictions on Resale.  Until registered under the Securities Act of 1933, as amended, or any successor statute (the “Securities Act”), the Shares will be illiquid and will be deemed to be “restricted securities” for purposes of the Securities Act.  Accordingly, such Shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom and may need to be held indefinitely. Unless the Shares have been registered under the Securities Act, each certificate evidencing any of the Shares shall bear a restrictive legend specified by the Company.

9.                                      Method of Exercising Option.  Subject to the terms and conditions of this agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Shares for which it is being exercised and shall be signed by the person or persons so exercising this option.  Such notice shall be accompanied by payment of the full exercise price of such Shares, and the Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

10.                               Option Not Transferable. This option is not transferable or assignable except by will or by the laws of descent and distribution.  During the Optionee’s lifetime only the Optionee can exercise this option.

11.                               No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Optionee to exercise it.

12.                               No Obligation to Continue Business  Relationship.  Neither the Plan, this agreement, nor the grant of this option imposes any obligation on the Company or any of its Subsidiaries to continue the Optionee in employment or other Business Relationship.

13.                               Adjustments.  Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made to Shares for dividends or similar rights for which the record date is prior to such date of exercise of such Shares.

14.                               Withholding Taxes. If the Company in its discretion determines that it (or a Subsidiary) is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Optionee hereby agrees that the Company (or applicable Subsidiary) may withhold from the Optionee’s wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Optionee on exercise of this option. The Optionee further agrees that, if the Company (or applicable Subsidiary) does not withhold an amount from the Optionee’s wages or other remuneration sufficient to satisfy the withholding obligation of the Company (or Subsidiary), the Optionee will make reimbursement on demand, in cash, for the amount underwithheld.

15.                               Restrictions on Transfer; Company’s Right of First Refusal.

(a)                                 Exercise of Right.  Shares may not be transferred without the Company’s written consent except by will, by the laws of descent and distribution or in accordance with the further provisions of this Section 15.  If the Optionee desires to transfer all or any part of the Shares to any person other than the Company (an “Offeror”), the Optionee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the “Offer”) for the purchase thereof from the Offeror; and (ii) give written notice (the “Option Notice”) to the Company setting forth the Optionee’s desire to transfer such Shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Offer.  Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Shares (the “Offered Shares”) specified in the Option Notice, such option to be exercisable by giving, within 15 days after receipt of the Option Notice, a written counter-notice to the Optionee.  If the Company elects to purchase all of such Offered Shares, it shall be obligated to purchase, and the Optionee shall be obligated to sell to the Company or its assignee, such Offered Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice.  To the extent that the consideration proposed to be paid by the Offeror for the Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company may consist of cash equal to the fair market value of such property, as determined in good faith by the Board of the Company.

(b)                                 Sale of Shares to Offeror.  The Optionee may, for 60 days after the expiration of the 30-day option period as set forth in Section 15(a), sell to the Offeror, pursuant to the terms of the Offer, all of such Offered Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Optionee shall not sell such Shares to such Offeror if such Offeror is a competitor of the Company and the Company gives written notice to the Optionee, within 30 days of its receipt of the Option Notice, stating that the Optionee shall not sell his or her Shares to such Offeror; and provided, further, that prior to the sale of such Shares to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to the restrictions set forth in this Section 15.  If any or all of such Shares are not sold pursuant to an Offer within the time permitted above, the unsold Shares shall remain subject to the terms of this Section 15.

(c)                                  Failure to Deliver Shares. If the Optionee (or his or her legal representative) who has become obligated to sell Shares hereunder shall fail to deliver such Shares to the Company in accordance with the terms of this agreement, the Company may, at its option, in addition to all other remedies it may have, mail to the Optionee the exercise price for such Shares as is herein specified.  Thereupon, the Company: (i) shall cancel on its books the certificate or certificates representing such Shares to be sold; and (ii) shall issue, in lieu thereof, a new certificate or certificates in the name of the Company representing such Shares (or cancel such Shares), and thereupon all of such Optionee’s rights in and to such Shares shall terminate.

(d)                                 Expiration of Company’s Right of First Refusal and Transfer Restrictions.  The first refusal rights of the Company and the transfer restrictions set forth in this Section 15 shall expire as to Shares on the earliest to occur of (i) the tenth anniversary of the date of this agreement, (ii) immediately prior to the closing of a public offering of Common Stock by the Company pursuant to an effective registration statement filed under the Securities Act, or (iii) the occurrence of an Acquisition that is not a Private Transaction.  In addition, if the Company and the Optionee are parties to an agreement containing first refusal provisions similar to the foregoing, the terms and conditions of such other agreement shall govern and shall take precedence over the provisions of this Section 15.

16.                               Company’s Right of Repurchase for Shares.

(a)                                 Right of Repurchase.  The Company shall have the assignable right (the “Repurchase Right”) to repurchase from the Optionee all, but not less than all, of the Shares upon the occurrence of any of the events specified in Section 16(b) below (the “Repurchase Event”).  The Repurchase Right may be exercised within 3 months following the date the Company receives actual knowledge of such event (the “Repurchase Period”).  The Repurchase Right shall be exercised by the Company by giving the holder written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, and, together with such notice, tendering to the holder an amount (the “Repurchase Price”) equal to the lesser of the purchase price or the fair market value of the Shares. Upon timely exercise of the Repurchase Right in the manner provided in this Section 16(a), the holder shall deliver to the Company or its assignee the stock certificate or certificates representing the shares being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances.

If Shares are not purchased under the Repurchase Right, the Optionee and his or her successor in interest, if any, will hold any such Shares subject to all of the provisions of this agreement.

(b)                                 Company’s Right to Exercise Repurchase Right.  The Company or its assignee shall have the Repurchase Right in the event that any of the following events shall occur:

(i)                                     The termination of the Optionee’s Business Relationship for Cause (as defined in Section 3(c) hereof); or

(ii)                                  Within one year of the termination of the Optionee’s Business Relationship with the Company for any reason whatsoever, the engagement by the Optionee, directly or indirectly, alone or with others, in (a) any business activity which is in competition with the Company; (b) the solicitation of, interference with or endeavor to entice away any employee of the Company; or (c) the breach of any confidentiality agreement with the Company.

(c)                                  Determination of Fair Market Value. The fair market value of the Shares shall be, for purposes of this Section 16, determined by the Board in its sole discretion as of the date of the Repurchase Event.  Should Optionee disagree with the Board’s determination of the fair market value (the “Board Determination”), Optionee shall notify the Board in writing (the “Dispute Notification”) that Optionee wishes to dispute the determination.  If the dispute is not resolved between the Board and the Optionee within 15 days of receipt of the Dispute Notification, then the Board shall appoint a third-party expert in valuing companies that are comparable to the Company to conduct a determination of the fair market value (the “Third Party Determination”). The Third Party Determination shall be conclusive and binding upon the Board and the Optionee.  If the Third Party Determination is within ten percent of the Board Determination, then the Optionee shall bear the costs incurred in obtaining the Third Party Determination.  Should the Third Party Determination differ from the Board Determination by ten percent or more, the Company shall bear such costs.

(d)                                 Repurchase Procedure.  Any repurchase of Shares by the Company shall take place at the principal executive offices of the Company at the time and date set by the Company. Such sale shall be effected by the Optionee’s delivery to the Company of a certificate or certificates evidencing the repurchased Shares, duly endorsed for  transfer to the Company, against payment to the Optionee by the Company of the Repurchase Price by check for the repurchased Shares (which check may be delivered by mail) or by cancellation of indebtedness owed to the Company by the Optionee.  Upon the mailing of a check in payment of the Repurchase Price in accordance with the terms hereof or cancellation of indebtedness as aforesaid,  the  Company  shall  become  the  legal  and  beneficial  owner  of  the  Shares  being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

(e)                                  Expiration of Company’s Repurchase Right.  The Repurchase Right shall remain in effect until such time, if ever, as the Shares are transferred in accordance with Section 15 hereof.

17.                               Consequences of an Acquisition. In connection with the consummation of an Acquisition, the Board of Directors of the Company or the board of directors of the surviving or acquiring entity (as used in this Section 17, also the “Board”), shall make appropriate provision for the continuation of this option by the Company or the assumption of this option by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to this option either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities or other consideration as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to this option immediately preceding the Acquisition. In addition to or in lieu of the foregoing, the Board may, upon written notice to the Optionee, provide that this option must be exercised, in whole or in part, within a specified number of days of the date of such notice, at the end of which period this option shall terminate, or provide that this option, in whole or in part, shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the shares subject to this option over the exercise price thereof; provided, however, that before terminating any portion of this option that is not vested or exercisable (other than in exchange for a cash payment), the Board shall first accelerate in full the exercisability of the portion that is to be terminated. Unless otherwise determined by the Board, any repurchase rights or other rights of the Company that relate to this option shall continue to apply to consideration, including cash, that has been substituted, assumed or amended for this option pursuant to this paragraph. The Company may hold in escrow all or any portion of any such consideration in order to effectuate any continuing restrictions.

18.                               Early Disposition. The Optionee agrees to notify the Company in writing immediately after the Optionee transfers any Shares, if such transfer occurs on or before the later of (a) the date that is two years after the date of this agreement or (b) the date that is one year after the date on which the Optionee acquired such Shares. The Optionee also agrees to provide the Company with any information concerning any such transfer required by the Company for tax purposes.

19.                               Lock-up Agreement. The Optionee agrees that in the event that the Company effects an initial underwritten public offering of Common Stock registered under the Securities Act, the Shares may not be sold, offered for sale or otherwise disposed of, directly or indirectly, without the prior written consent of the managing underwriter(s) of the offering, for such period of time after the execution of an underwriting agreement in connection with such offering that all of the Company’s then directors and executive officers agree to be similarly bound.

20.                               Arbitration. Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this agreement or its termination shall be settled by arbitration in the State of Connecticut, pursuant to the rules then obtaining of the American Arbitration Association.  Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

21.                               Provision of Documentation to Optionee. By signing this agreement the Optionee acknowledges receipt of a copy of this agreement and a copy of the Plan.

22.                               Miscellaneous.

(a)                                 Notices. All notices hereunder shall be in writing and shall be deemed given when sent by mail, if to the Optionee, to the address set forth on the cover page hereof or at the address shown on the records of the Company, and if to the Company, to the Company’s principal executive offices, to the attention of the Secretary of the Company.

(b)                                 Entire Agreement; Modification. This agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this agreement. This agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

(c)                                  Fractional Shares. If this option becomes exercisable for a fraction of a Share because of the adjustment provisions contained in the Plan, such fraction shall be rounded down.

(d)                                 Issuances of Securities; Changes in Capital Structure. Except as expressly provided herein or in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to this option. No adjustments need be made for dividends paid in cash or in property other than securities of the Company. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, spin-off, split-up or other similar change in capitalization or event, the restrictions contained in this agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Shares, except as otherwise determined by the Board.

(e)                                  Severability. The invalidity, illegality or unenforceability of any provision of this agreement shall in no way affect the validity, legality or enforceability of any other provision.

(f)                                   Successors and Assigns. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

(g)                                  Governing Law.  This agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.